                                                                    EXHIBIT 1(N)

                             ARTICLES SUPPLEMENTARY

                                       OF

                           PACIFIC HORIZON FUNDS, INC.

                  PACIFIC HORIZON FUNDS, INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         Class A Common Stock

                  FIRST: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Ten Billion (10,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class A Common Stock (par value One Mill ($0.001) per share), such that there now exists a total of Fifteen Billion (15,000,000,000) shares of capital stock of the Corporation classified as Class A Common Stock, pursuant to the following resolution adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Ten Billion (10,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Ten Million Dollars ($10,000,000)) be, and hereby are, divided into and classified as Class A Common Stock, with all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set
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         forth in the Charter of the Corporation with respect to
         Class A Common Stock.

         Class A Common Stock - Special Series 1

                  SECOND: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Twelve Billion (12,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class A Common Stock - Special Series 1 (par value One Mill ($0.001) per share), such that there now exists a total of Fifteen Billion (15,000,000,000) shares of capital stock of the Corporation classified as Class A Common Stock - Special Series 1, pursuant to the following resolution adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Twelve Billion (12,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Twelve Million Dollars ($12,000,000)) be, and hereby are, divided into and classified as Class A Common Stock - Special Series 1, with all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Charter of the Corporation with respect to Class A Common Stock - Special Series 1.

         Class A Common Stock - Special Series 2

                  THIRD: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Twelve Billion (12,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class A

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Common Stock - Special Series 2 (par value One Mill ($0.001) per share), such that there now exists a total of Fifteen Billion (15,000,000,000) shares of capital stock of the Corporation classified as Class A Common Stock - Special Series 2, pursuant to the following resolution adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Twelve Billion (12,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Twelve Million Dollars ($12,000,000)) be, and hereby are, divided into and classified as Class A Common Stock - Special Series 2, with all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Charter of the Corporation with respect to Class A Common Stock - Special Series 2.

         Class B Common Stock

                  FOURTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Ten Billion (10,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class B Common Stock (par value One Mill ($0.001) per share), such that there now exists a total of Fifteen Billion (15,000,000,000) shares of capital stock of the Corporation classified as Class B Common Stock, pursuant to the following resolution adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Ten Billion

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         (10,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Ten Million Dollars ($10,000,000)) be, and hereby are, divided into and classified as Class B Common Stock, with all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Charter of the Corporation with respect to Class B Common Stock.

         Class B - Common Stock - Special Series 1

                  FIFTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Twelve Billion (12,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class B Common Stock - Special Series 1 (par value One Mill ($0.001) per share), such that there now exists a total of Fifteen Billion (15,000,000,000) shares of capital stock of the Corporation classified as Class B Common Stock - Special Series 1, pursuant to the following resolution adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Twelve Billion (12,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Twelve Million Dollars ($12,000,000)) be, and hereby are, divided into and classified as Class B Common Stock - Special Series 1, with all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Charter of the Corporation with respect to Class B Common Stock - Special Series 1.

         Class B Common Stock - Special Series 2

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                  SIXTH: Pursuant to Section 2-208 of the Maryland General
Corporation Law, the Board of Directors of the Corporation has classified Ten Billion (10,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class B Common Stock - Special Series 2 (par value One Mill ($0.001) per share), such that there now exists a total of Twenty Billion (20,000,000,000) shares of capital stock of the Corporation classified as Class B Common Stock - Special Series 2, pursuant to the following resolution adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Ten Billion (10,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Ten Million Dollars ($10,000,000)) be, and hereby are, divided into and classified as Class B Common Stock Special Series 2, with all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Charter of the Corporation with respect to Class B Common Stock - Special Series 2.

         Class J Common Stock - Special Series 1

                  SEVENTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified One Billion (1,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class J Common Stock - Special Series 1 (par value One Mill ($0.001) per share) pursuant to the following resolutions adopted at a regular

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meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation One Billion (1,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000)) be, and hereby are, divided into and classified as a separate series of Class J Common Stock to be known as Class J Common Stock - Special Series 1;

                           FURTHER RESOLVED, that all consideration received by the Corporation for the issue or sale of shares of Class J Common Stock
         - Special Series 1 shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class J Common Stock (irrespective of whether said shares have been designated as Special Series of said Class and, if so designated as Special Series, irrespective of the particular Series designation), along with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to the shares of Class J Common Stock - Special Series 1 or such other shares by the Board of Directors in accordance with the Charter of the Corporation, and each share of Class J Common Stock Special Series 1 shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each share of Class J Common Stock - Special Series 1 shall be charged equally with each other share now or hereafter designated as Class J Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) with the expenses and liabilities of the Corproation in respect of shares of Class J Common Stock - Special Series 1 or such other shares and in respect of any general expenses and liabilities of the Corporation allocated to shares of Class J Common Stock Special Series 1 or such other shares in accordance with the Charter of the Corporation, except that:

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
                           (a) shares of Class J Common Stock - Special Series 1 shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to such Series but not with respect to shares of Class J Common Stock of the Corporation other than Class J Common Stock Special Series 1, as well as any other expenses and liabilities directly attributable to Class J Common Stock Special Series 1 which the Board of Directors determines should be borne solely by such Series; and

                           (b) shares of Class J Common Stock - Special Series 1 shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to other shares of Class J Common Stock of the Corporation but not with respect to Class J Common Stock Special Series 1, as well as any other expenses and liabilities directly attributable to shares of Class J Common Stock other than Class J Common Stock - Special Series 1 which the Board of Directors determines should be borne solely by such other shares;

                           FURTHER RESOLVED, that each share of Class J Common Stock - Special Series 1 shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share now or hereafter designated as Class J Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as part of a Special Series, irrespective of the particular Series designation), except that:

                           (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class J Common Stock Special Series 1 shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class J Common Stock Special Series 1, such other affected shares of capital stock shall also be entitled to vote, and in such case shares of Class J Common Stock - Special Series 1 shall be voted in the aggregate together with such other affected shares and not by Class or Series except where otherwise required by law or permitted by the Board of Directors of

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
         the Corporation; and (ii) if said matter does not affect shares of Class J Common Stock - Special Series 1, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock of the Corporation other than shares of Class J Common Stock - Special Series 1; and

                           (b) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, shares of Class J Common Stock - Special Series 1 shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Directors of the Corporation and except that if said matter affects shares of Class J Common Stock - Special Series 1 such shares shall be entitled to vote, and in such case shares of Class J Common Stock - Special Series 1 shall be voted in the aggregate together with all other shares of capital stock of the Corporation voting on the matter and not by Class or Series except where otherwise required by law or permitted by the Board of Directors.

         Class K Common Stock

                  EIGHTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Fifteen Billion (15,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class K Common Stock (par value One Mill ($0.001) per share), such that there now exists a total of Fifteen Billion (15,000,000,000) shares of capital stock of the Corporation classified as Class K Common Stock, pursuant to the following resolution adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Fifteen Billion

         (15,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Fifteen Million Dollars ($15,000,000)) be, and hereby are, divided into and classified as Class K Common Stock, with all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Charter of the Corporation with respect to Class K Common Stock.

         Class K Common Stock - Special Series 1

                  NINTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Fifteen Billion (15,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class K Common Stock - Special Series 1 (par value One Mill ($0.001) per share) pursuant to the following resolutions adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Fifteen Billion (15,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Fifteen Million Dollars ($15,000,000)) be, and hereby are, divided into and classified as a separate series of Class K Common Stock to be known as Class K Common Stock - Special Series 1;

                           FURTHER RESOLVED, that all consideration received by the Corporation for the issue or sale of shares of Class K Common Stock
         - Special Series 1 shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class K Common Stock (irrespective of whether said shares have been designated as Special Series of said Class and, if so designated as Special Series, irrespective of the particular Series designation), along with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to the shares of Class K Common Stock - Special Series 1 or such other shares by the Board of Directors in accordance with the Charter of the Corporation, and each share of Class K Common Stock Special Series 1 shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each share of Class K Common Stock - Special Series 1 shall be charged equally with each other share now or hereafter designated as Class K Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) with the expenses and liabilities of the Corporation in respect of shares of Class K Common Stock - Special Series 1 or such other shares and in respect of any general expenses and liabilities of the Corporation allocated to shares of Class K Common Stock Special Series 1 or such other shares in accordance with the Charter of the Corporation, except that:

                           (a) shares of Class K Common Stock - Special Series 1 shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to such Series but not with respect to shares of Class K Common Stock of the Corporation other than Class K Common Stock Special Series 1, as well as any other expenses and liabilities directly attributable to Class K Common Stock Special Series 1 which the Board of Directors determines should be borne solely by such Series; and

                           (b) shares of Class K Common Stock - Special Series 1 shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to other shares of Class K Common Stock of the Corporation but not with respect to Class K Common Stock Special Series 1, as well as any other expenses and liabilities directly attributable to shares of Class K Common Stock other than Class K Common Stock - Special Series 1 which the Board of Directors determines should be borne solely by such other shares;

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                           FURTHER RESOLVED, that each share of Class K Common
         Stock - Special Series 1 shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share now or hereafter designated as Class K Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as part of a Special Series, irrespective of the particular Series designation), except that:

                           (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class K Common Stock Special Series 1 shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class K Common Stock Special Series 1, such other affected shares of capital stock shall also be entitled to vote, and in such case shares of Class K Common Stock - Special Series 1 shall be voted in the aggregate together with such other affected shares and not by Class or Series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class K Common Stock - Special Series 1, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock of the Corporation other than shares of Class K Common Stock - Special Series 1; and

                           (b) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, shares of Class K Common Stock - Special Series 1 shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Directors of the Corporation and except that if said matter affects shares of Class K Common Stock - Special Series 1 such shares shall be entitled to vote, and in such case shares of Class K Common Stock - Special Series 1 shall be voted in the aggregate together with all other shares of capital stock of the Corporation voting on the matter and not by Class or Series except where otherwise required by law or permitted by the Board of Directors.

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         Class K Common Stock - Special Series 2

                  TENTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Fifteen Billion (15,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class K Common Stock - Special Series 2 (par value One Mill ($0.001) per share) pursuant to the following resolutions adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Fifteen Billion (15,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Fifteen Million Dollars ($15,000,000)) be, and hereby are, divided into and classified as a separate series of Class K Common Stock to be known as Class K Common Stock - Special Series 2;

                           FURTHER RESOLVED, that all consideration received by the Corporation for the issue or sale of shares of Class K Common Stock
         - Special Series 2 shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class K Common Stock (irrespective of whether said shares have been designated as Special Series of said Class, and if so designated as Special Series, irrespective of the particular Series designation), along with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to the shares of Class K Common Stock - Special Series 2 or such other shares by the Board of Directors in accordance with the Charter of the Corporation, and each share of Class K Common Stock Special Series 2 shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each share of Class K Common Stock - Special Series 2 shall be charged equally with each other share now or hereafter designated as Class K Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) with the expenses and liabilities of the Corporation in respect of shares of Class K Common Stock - Special Series 2 or such other shares and in respect of any general expenses and liabilities of the Corporation allocated to shares of Class K Common Stock Special Series 2 or such other shares in accordance with the Charter of the Corporation, except that:

                           (a) shares of Class K Common Stock - Special Series 2 shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to such Series but not with respect to shares of Class K Common Stock of the Corporation other than Class K Common Stock Special Series 2, as well as any other expenses and liabilities directly attributable to Class K Common Stock Special Series 2 which the Board of Directors determines should be borne solely by such Series; and

                           (b) shares of Class K Common Stock - Special Series 2 shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to other shares of Class K Common Stock of the Corporation but not with respect to Class K Common Stock Special Series 2, as well as any other expenses and liabilities directly attributable to shares of Class K Common Stock other than Class K Common Stock - Special Series 2 which the Board of Directors determines should be borne solely by such other shares;

                           FURTHER RESOLVED, that each share of Class K Common Stock - Special Series 2 shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share now or hereafter designated as Class K Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as part of a Special Series, irrespective of the particular Series designation), except that:

                           (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class K Common Stock Special Series 2 shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class K Common Stock Special Series 2, such other affected shares of capital stock shall also be entitled to vote, and in such case shares of Class K Common Stock - Special Series 2 shall be voted in the aggregate together with such other affected shares and not by Class or Series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class K Common Stock - Special Series 2, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock of the Corporation other than shares of Class K Common Stock - Special Series 2; and

                           (b) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, shares of Class K Common Stock - Special Series 2 shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Directors of the Corporation, and except that if said matter affects shares of Class K Common Stock - Special Series 2 such shares shall be entitled to vote, and in such case shares of Class K Common Stock - Special Series 2 shall be voted in the aggregate together with all other shares of capital stock of the Corporation voting on the matter and not by Class or Series except where otherwise required by law or permitted by the Board of Directors.

         Class L Common Stock

                  ELEVENTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Fifteen Billion (15,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class L Common Stock (par value One Mill ($0.001) per share), such that there now exists a total of Fifteen Billion (15,000,000,000) shares of capital stock of the Corporation classified as Class L Common Stock, pursuant to the following resolution adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Fifteen Billion (15,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Fifteen Million Dollars ($15,000,000)) be, and hereby are, divided into and classified as Class L Common Stock, with all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Charter of the Corporation with respect to Class L Common Stock.

         Class L Common Stock - Special Series 1

                  TWELFTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Fifteen Billion (15,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value one Mill ($0.001) per share) as Class L Common Stock - Special Series 1 (par value One Mill ($0.001) per share) pursuant to the following resolutions adopted at a regular meeting of the Board of Directors of the corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Fifteen Billion (15,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Fifteen Million Dollars ($15,000,000)) be, and hereby are, divided into and classified as a separate series of Class L Common Stock to be known as Class L Common Stock - Special Series 1;

                           FURTHER RESOLVED, that all consideration received by the Corporation for the issue or sale of shares of Class L Common Stock
         - Special Series 1 shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class L Common Stock (irrespective of whether said shares have been designated as Special Series of said Class and, if so designated as Special Series, irrespective of the particular Series designation), along with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to the shares of Class L Common Stock - Special Series 1 or such other shares by the Board of Directors in accordance with the charter of the Corporation, and each share of Class L Common Stock Special Series I shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each share of Class L Common Stock - Special Series 1 shall be charged equally with each other share now or hereafter designated as Class L Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) with the expenses and liabilities of the corporation in respect of shares of Class L Common Stock - Special Series 1 or such other shares and in respect of any general expenses and liabilities of the Corporation allocated to shares of Class L Common Stock Special Series 1 or such other shares in accordance with the Charter of the Corporation, except that:

                           (a) shares of Class L Common Stock - Special Series 1 shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to such Series but not with respect to shares of Class L Common Stock of the Corporation other than Class L Common Stock Special Series 1, as well as any other expenses and liabilities directly attributable to Class L Common Stock Special Series 1 which the Board of Directors determines should be borne solely by such Series; and

                           (b) shares of Class L Common Stock - Special Series 1 shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to other shares of Class L Common Stock of the Corporation but not with respect to Class L Common Stock Special Series 1, as well as any other expenses and liabilities directly attributable to shares of Class L Common Stock other than Class L Common Stock - Special Series 1 which the Board of Directors determines should be borne solely by such other shares;

                           FURTHER RESOLVED, that each share of Class L Common Stock - Special Series 1 shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share now or hereafter designated as Class L Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as part of a Special Series, irrespective of the particular Series designation), except that:

                           (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class L Common Stock Special Series 1 shall be entitled to vote, except that:

         (i) if said matter affects shares of capital stock of the Corporation other than shares of Class L Common Stock Special Series 1, such other affected shares of capital stock shall also be entitled to vote, and in such case shares of Class L Common Stock - Special Series 1 shall be voted in the aggregate together with such other affected shares and not by Class or Series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class L Common Stock - Special Series 1, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock of the Corporation other than shares of Class L Common Stock - Special Series 1; and

                           (b) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, shares of Class L Common Stock - Special Series 1 shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Directors of the Corporation, and except that if said matter affects shares of Class L Common Stock - Special Series 1 such shares shall be entitled to vote, and in such case shares of Class L Common Stock - Special Series 1 shall be voted in the aggregate together with all other shares of capital stock of the Corporation voting on the matter and not by Class or Series except where otherwise required by law or permitted by the Board of Directors.

         Class L Common Stock - Special Series 2

                  THIRTEENTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Fifteen Billion (15,000,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class L Common Stock - Special Series 2 (par value One Mill ($0.001) per share) pursuant to the following resolutions adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation Fifteen Billion (15,000,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of Fifteen Million Dollars ($15,000,000)) be, and hereby are, divided into and classified as a separate series of Class L Common Stock to be known as Class L Common Stock - Special Series 2;

                           FURTHER RESOLVED, that all consideration received by the Corporation for the issue or sale of shares of Class L Common Stock
         - Special Series 2 shall be invested and reinvested with the consideration received by the

         Corporation for the issue and sale of all other shares now or hereafter designated as Class L Common Stock (irrespective of whether said shares have been designated as Special Series of said Class and, if so designated as Special Series, irrespective of the particular Series designation), along with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to the shares of Class L Common Stock - Special Series 2 or such other shares by the Board of Directors in accordance with the Charter of the Corporation, and each share of Class L Common Stock Special Series 2 shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each share of Class L Common Stock - Special Series 2 be charged equally with each other share now or hereafter designated as Class L Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) with the expenses and liabilities of the Corporation in respect of shares of Class L Common Stock - Special Series 2 or such other shares and in respect of any general expenses and liabilities of the Corporation allocated to shares of Class L Common Stock Special Series 2 or such other shares in accordance with the Charter of the Corporation, except that:

                           (a) shares of Class L Common Stock - Special Series 2 shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to such Series but not with respect to shares of Class L Common Stock of the Corporation other than Class L Common Stock Special Series 2, as well as any other expenses and liabilities directly attributable to Class L Common Stock Special Series 2 which the Board of Directors determines should be borne solely by such Series; and

                           (b) shares of Class L Common Stock - Special Series 2 shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to other shares of Class L Common Stock of the Corporation but not with respect to Class L Common Stock Special Series 2, as well as any other expenses and liabilities directly attributable to shares of Class L Common Stock other than Class L Common Stock - Special Series 2 which the Board of Directors determines should be borne solely by such other shares;

                           FURTHER RESOLVED, that each share of Class L Common Stock - Special Series 2 shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share now or hereafter designated as Class L Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as part of a Special Series, irrespective of the particular Series designation), except that:

                           (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class L Common Stock Special Series 2 shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class L Common Stock Special Series 2, such other affected shares of capital stock shall also be entitled to vote, and in such case shares of Class L Common Stock - Special Series 2 shall be voted in the aggregate together with such other affected shares and not by Class or Series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class L Common Stock - Special Series 2, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock of the Corporation other than shares of Class L Common Stock - Special Series 2; and

                           (b) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, shares of Class L Common Stock - Special Series 2 shall not be entitled to vote, except where otherwise required by law or permitted by the Board of

         Directors of the Corporation, and except that if said matter affects shares of Class L Common Stock - Special Series 2 such shares shall be entitled to vote, and in such case shares of Class L Common Stock - Special Series 2 shall be voted in the aggregate together with all other shares of capital stock of the Corporation voting on the matter and not by Class or Series except where otherwise required by law or permitted by the Board of Directors.

         Class M Common Stock

                  FOURTEENTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified One Hundred Million (100,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class M Common Stock (par value One Mill ($0.001) per share) pursuant to the following resolutions adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED that pursuant to Article VI of the Articles of Restatement of the Corporation One Hundred Million (100,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of One Hundred Thousand Dollars ($100,000)) be, and hereby are, divided into and classified as a separate class of Common Stock to be known as Class M Common Stock;

                           FURTHER RESOLVED, that each Share of such Class of Common Stock shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption that are set forth in the Charter of the Corporation with respect to its shares of capital stock.

         Class N Common Stock

                  FIFTEENTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified One Hundred Million (100,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class N Common Stock (par value One Mill ($0.001) per share) pursuant to the following resolutions adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation One Hundred Million (100,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of One Hundred Thousand Dollars ($100,000)) be, and hereby are, divided into and classified as a separate Class of Common Stock to be known as Class N Common Stock;

                           FURTHER RESOLVED, that each share of such Class of Common Stock shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption that are set forth in the Charter of the Corporation with respect to its shares of capital stock.

         Class O Common Stock

                  SIXTEENTH: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified One Hundred Million (100,000,000) shares of authorized, unissued and unclassified capital stock of the Corporation (par value One Mill ($0.001) per share) as Class O Common Stock (par value One Mill ($0.001) per share) pursuant to the following resolutions adopted at a regular meeting of the Board of Directors of the Corporation held on July 23, 1992:

                           RESOLVED, that pursuant to Article VI of the Articles of Restatement of the Corporation One Hundred Million (100,000,000) authorized, unissued and unclassified shares of capital stock of the Corporation (of the par value of One Mill ($0.001) per share and of the aggregate par value of One Hundred Thousand Dollars ($100,000)) be, and hereby are, divided into and classified as a separate class of Common Stock to be known as Class O Common Stock;

                           FURTHER RESOLVED, that each share of such Class of Common Stock shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption that are set forth in the Charter of the Corporation with respect to its shares of capital stock.

         General

                  SEVENTEENTH: The shares of capital stock of the Corporation classified pursuant to the resolutions set forth in Article FIRST, Article SECOND, Article THIRD, Article FOURTH, Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH, Article NINTH, Article TENTH, Article ELEVENTH, Article TWELFTH, Article THIRTEENTH, Article FOURTEENTH, Article FIFTEENTH and Article SIXTEENTH of these Articles Supplementary have been classified by the Corporation's Board of Directors under the authority contained in the Charter of the Corporation.

                  IN WITNESS WHEREOF, PACIFIC HORIZON FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and its corporate seal to be hereunto affixed and attested by its Secretary on this 5th day of August, 1992.

                                                PACIFIC HORIZON FUNDS, INC.


[SEAL]                                          By:/s/ William B. Blundin
                                                   ----------------------
                                                    William B. Blundin
                                                    Executive Vice President

Attest:

/s/ W. Bruce McConnel, III
--------------------------

                                   CERTIFICATE

                  THE UNDERSIGNED, Executive Vice President of PACIFIC HORIZON FUNDS, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.

Dated: August 5, 1992                   /s/ William B. Blundin
                                        ----------------------
                                         William B. Blundin
                                         Executive Vice President